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			SECURITIES AND EXCHANGE COMMISSION
			     Washington, D. C.   20549


				    FORM 8-K


				 CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 16, 1999
							-----------------

Commission File Number 0-5544

			  OHIO CASUALTY CORPORATION
	      (Exact name of registrant as specified in its charter)

	    OHIO                                    31-0783294
 State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

 136 North Third Street, Hamilton, Ohio               45025
(Address of principal executive offices)            (Zip Code)


			       (513) 867-3000
		       (Registrant's telephone number)


			      Not Applicable
	   (Former name or former address, if changed since last report)






			   Index to Exhibits  - Page 4

			       Page 1 of 23 Pages

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ITEM 5. Other Events


	The consolidated financial statements of Ohio Casualty Corporation and Subsidiaries for the year ended December 31, 1998, together with the Notes to Consolidated Financial Statements filed as
	Exhibit 20.1 through 20.5 and the Report of Independent Accountants filed as Exhibit 20.6 to this Current Report on Form 8-K is incorporated by reference herein.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Designation     Description
-----------     -----------
Exhibit 20.1    Ohio Casualty Corporation and Subsidiaries Consolidated Balance
		Sheet for the year ended December 31, 1998

Exhibit 20.2 Ohio Casualty Corporation and Subsidiaries Statement of Consolidated Income for the year ended December 31, 1998

Exhibit 20.3 Ohio Casualty Corporation and Subsidiaries Statement of Consolidated Shareholders' Equity for the year ended December 31, 1998

Exhibit 20.4 Ohio Casualty Corporation and Subsidiaries Statement of Consolidated Cash Flows for the year ended December 31, 1998

Exhibit 20.5 Ohio Casualty Corporation and Subsidiaries Notes to Consolidated Financial Statements for the year ended December 31, 1998

Exhibit 20.6    Report of Independent Accountants

Exhibit 23      Consent of Independent Accountants




				   SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					    OHIO CASUALTY CORPORATION
					 -------------------------------
						 (Registrant)




February 16, 1999                        /s/ Barry S. Porter
					 -------------------------------
					 Barry S. Porter, CFO/Treasurer
					 (on behalf of Registrant and as
					 Principal Accounting Officer)


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				 EXHIBIT INDEX
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			  Current Report on Form 8-K
			   Dated  February 16, 1999


			   OHIO CASUALTY CORPORATION


Exhibit No.     Description                                                Page
-----------     -----------                                                ----
Exhibit 20.1    Ohio Casualty Corporation and Subsidiaries Consolidated      5
		Balance Sheet for the year ended December 31, 1998

Exhibit 20.2    Ohio Casualty Corporation and Subsidiaries Statement of      6
		Consolidated Income for the year ended December 31, 1998

Exhibit 20.3    Ohio Casualty Corporation and Subsidiaries Statement of      7
		Consolidated Shareholders' Equity for the year ended
		December 31, 1998

Exhibit 20.4    Ohio Casualty Corporation and Subsidiaries Statement of      8
		Consolidated Cash Flows for the year ended December 31,
		1998

Exhibit 20.5    Ohio Casualty Corporation and Subsidiaries Notes to       9-21
		Consolidated Financial Statements for the year ended
		December 31, 1998

Exhibit 20.6    Report of Independent Accountants                           22

Exhibit 23      Consent of Independent Accountants                          23

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